UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 27, 2009

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)

(650) 306-1650
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 27, 2009, Landec Corporation (“Landec”) entered into an Amended and Restated License, Supply and R&D Agreement with Monsanto Company (“Monsanto”) (the “Amended Agreement”).  Under the terms of the Amended Agreement, Monsanto will continue to pay Landec Ag, LLC $2.6 million per year for the two-year remaining term of the Amended Agreement in exchange for (1) an exclusive right to use Landec’s Intellicoat® seed coating technology worldwide during the remaining term for specific applications of seed treatments as defined in the Amended Agreement, and (2) the right to purchase for $10 million any time during the remaining term the exclusive rights to the specific applications for seed treatments licensed to Monsanto by Landec under the Amended Agreement.  If Monsanto does not exercise its purchase option by December 1, 2011, Landec will receive a termination fee of $4 million and all rights to the Intellicoat seed coating technology licensed to Monsanto will revert back to Landec.  If Monsanto exercises its purchase option, Landec and Monsanto will enter into a new long-term supply agreement in which Landec would be the exclusive supplier of Intellicoat polymer materials to Monsanto.

The foregoing is a summary of the terms of the Amended Agreement and does not purport to be complete.  It  is qualified in its entirety by reference to the full text of the Amended Agreement, a copy of which is attached hereto as Exhibit 10.25.

Item 7.01  Regulation FD Disclosure

On December 3, 2009, Landec issued a press release announcing that it had entered into the Amended Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit.

10.25
Amended and Restated License, Supply and R&D Agreement by and among Landec Corporation, Landec Ag, LLC and Monsanto Company dated November 27, 2009 (the exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

99.1	Press Release dated December 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION
Registrant

Date: December 3, 2009	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.25
Amended and Restated License, Supply and R&D Agreement dated as of November 27, 2009 by and among Landec Corporation, Landec Ag, LLC and Monsanto Company (the exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request).

99.1	Press Release by Landec Corporation dated December 3, 2009.